Third Quarter 2010 Exhibit 99.1

Todd Brice President and Chief Executive Officer Mark Kochvar Sr. EVP and Chief Financial Officer

Forward-Looking Statement
and Risk Factors
• This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-
looking statements include, among others, statements regarding trends, strategies, plans, beliefs, intentions, expectations, goals and opportunities.  Forward-looking statements are typically identified by words or phrases such as believe, expect, anticipate, intend, estimate, assume, strategy, plan, outlook, outcome, continue, remain, trend and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could, may or similar expressions.  Actual results and performance could differ materially from those anticipated by these forward-looking statements.  Factors that could cause such a difference include, but are not limited to, general economic conditions, changes in interest rates, deposit flows, loan demand, asset quality, including real estate and other collateral values, and competition.
• S&T cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.  These forward-looking statements speak only as of the date hereof, and S&T assumes no duty to update forward-looking statements.  Subsequent written or oral statements attributable to S&T or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained herein and those in S&T’s reports previously and subsequently filed with the Securities and Exchange Commission.

S&T Bancorp, Inc

- Headquartered in Indiana, PA
- $4.1 Billion in Assets *(as of 09.30.10)*
- Institutional Ownership: **39%**
- Insider Ownership: **5%**
- $520.6 Million Market Cap. *(as of 10.22.10)*
- Single-bank holding company with 53 offices and 6 insurance locations
- Stock symbol: STBA-NASDAQ Global Select
- Stock Price: $18.71 *(as of 10.22.10)*
- Recognized as one of the country's best bank brands by the national Bancography Brand Value Index in 2009.
- Ranked by J.D. Power and Associates as being one of the top four customer favorite banks in the Mid-Atlantic Region in 2010.
- Past Awardee for being one of the Best Places to Work in PA.
- Ranked as one of the Best Employers for Workers Over 50 by the AARP in 2009.

Harrisburg
Philadelphia
Pittsburgh
Clarion
Brockway
DuBois
Punxsutawney
Butler
Kittanning
Indiana
Wexford
Ebensburg
Altoona
Pittsburgh
Irwin
Delmont
Greensburg
Latrobe

S&T Bancorp Corporate Profile 4

Investor Highlights • Historically High Performing Bank • Experienced Management Team • Relationship Banking Model • Well-Positioned for Growth 5

Select PA Bank Holding Companies
6.35 0.86 4.1
S&T Bancorp
0.12 0.01 6.1 FCF
6.48 0.77 8.8 FNB
(0.68) (0.08) 9.2 National Penn
0.19 0.03 13.9 Susquehanna
4.81% 0.59% $16.6
Fulton
ROE
*
ROA
*
Assets
Data Source: SNL YTD June 30, 2010 /
*
Annualized using
net income available to common shareholders
Dollars in billions

Stock Performance
18.71
5.55
8.80
6.46
8.45
$ 9.34
Price
1.83 1.13 S&T Bancorp
98 73 FCF
204 95 FNB
130 88 National Penn
117 55 Susquehanna
140% 99% Fulton
P/TBV P/BV
Data Source: Highline Financial 10/22/10

S&T Bancorp, Inc

Pennsylvania
Erie
Warren
McKean
Potter
Tioga
Bradford
Susquehanna
Wayne
Crawford
Forest
Elk
Cameron
Sullivan
Wyoming
Lackawanna
Pike
Mercer
Venango
Lycoming
Clinton
Clarion
Jefferson
Luzerne
Monroe
Lawrence
Butler
Clearfield
Union
Montour
Columbia
Centre
Carbon
Armstrong
Beaver
Indiana
Snyder
Northumberland
Schuylkill
Northampton
Lehigh
Mifflin
Juniata
Cambria
Blair
PITTSBURGH
Allegheny
Westmoreland
Huntingdon
Perry
Dauphin
Lebanon
Berks
Bucks
Montgomery
Washington
Cumberland
Lancaster
Bedford
Somerset
Fayette
Greene
Fulton
Franklin
Adams
York
Chester
PHILADELPHIA
Delaware
S&T Bank Regional Footprint
S&T Bank Locations
Marcellus Shale Formation

Marcellus Shale Distribution 8

Marcellus Shale Impact
• Fully developed, the Marcellus Shale has the potential to
be the second largest natural gas field in the world.
• The natural gas found in the Marcellus could be equivalent to the energy content of 87 billion barrels of oil, enough to meet the demand of the entire world for nearly three years.
• Potential to create thousands of jobs and billions in annual revenue for the state.

Source: www.iogapa.org

Quarterly Summary
5.60%
0.76%
$0.28
$7.9
Second
Quarter
2010
7.61%
1.06%
$0.39
$10.9
Third
Quarter
2010 2009
Third
Quarter
Net Income $7.7
Diluted Common Earnings per Share $0.28
Common Return on Average Assets
*
0.73%
Common Return on Average Equity
*
5.67%
Dollars in millions
*
Annualized

Income Statement
Dollars in millions
$0.39
$10.9
(1.6)
(4.7)
17.2
(8.3)
-
(24.9)
50.4
12.3
$38.1
Third
Quarter
2010 2010 2009
Second
Quarter
Third
Quarter
Net Interest Income – FTE $37.8 $38.1
Noninterest Income 11.4 10.3
Total Revenue 49.2 48.4
Noninterest Expense (25.7) (24.8)
Security Gains (Losses) 0.1 (2.1)
Provision for Loan Losses (9.1) (8.4)
Net Income Before Taxes 14.5 13.1
Taxes (5.1) (3.9)
Preferred Stock Dividends (1.5) (1.5)
Net Income Available to Common
Shareholders $7.9 $7.7
Diluted Common Earnings per Share $0.28 $0.28

Net Interest Margin
4.09
1.21
2.90
1.08
4.99
5.10
3.82%
Third
Quarter
2010 2010 2009
Second
Quarter
Third
Quarter
Securities - FTE 3.89% 4.11%
Loans - FTE 5.12 5.25
Total Earning Assets 5.01 5.13
Deposits 1.15 1.37
Borrowings 2.79 2.71
Total Costing Liabilities 1.28 1.54
Net Interest Margin - FTE 4.05 3.94

Noninterest Income
Dollars in millions
$12.3
0.1
1.6
0.6
2.1
1.9
$ 6.0
Third
Quarter
2010 2010 2009
Second
Quarter
Third
Quarter
Community Banking $  6.6 $  5.7
Wealth Management 1.9 1.9
Insurance 2.0 2.0
Letters of Credit / Loan 0.8 0.8
Mortgage Banking 0.2 -
Other (0.1) (0.1)
Total $11.4 $10.3

Balance Sheet
Dollars in millions
$4,098
575
49
169
$3,305
$4,098
482
3,315
$301
Sept. 30,
2010
June 30,
2010
Sept. 30,
2009
Securities $340 $390
Loans, Net 3,343 3,385
Other 456 433
Total Assets $4,139 $4,208
Deposits $3,297 $3,280
Borrowings 227 331
Other 49 55
Equity 566 542
Total Liabilities & Equity $4,139 $4,208

Loan Portfolio
Dollars in millions
$3,371
$2,471
306
728
$1,437
$900
7
76
366
$451
Sept. 30,
2010
June 30,
2010
Sept. 30,
2009
Consumer
Home Equity     $451 $459
Residential Mortgage 364 368
Consumer Installment 77 81
Construction 10 12
Total Consumer $902 $920
Commercial
Commercial Real Estate $1,424 $1,425
Commercial & Industrial 734 748
Construction 337 353
Total Commercial $2,495 $2,526
Total Loans $3,397 $3,446

Asset Quality
*
YTD September 30, 2010 Annualized
75
1.67
0.99
2.45
2.23%
2010
Sept. 30,
1.25 1.23 1.20 1.75
Loan Loss Reserve / Total Loans
December 31,
101
0.31
1.21
1.19%
2008
66
1.60
2.80
2.67%
2009 2007 2006
Nonperforming Loans / Total Loans
0.60% 0.74%
Nonperforming Assets / Total Loans Plus
OREO
0.62 0.76
Net Charge-offs / Average Loans
*
0.17 0.49
Loan Loss Reserve / Nonperforming Loans
204 167

Nonperforming Loans
90 2.75 $  67.9
Total Commercial
10 2.48 7.6
Construction
11 1.16 8.5
Commercial & Industrial
69 3.60
$  51.8
Commercial Real Estate
Commercial
10 0.83
$    7.4
Total Consumer
1 7.63
0.5
Construction
- 0.12
0.1
Consumer Installment
7 1.41 5.1
Residential Mortgage
2 0.38 $    1.7
Home Equity
% of
Total NPL
Consumer
% NPL
Sept. 30,
2010
Total Nonperforming Loans
100 2.23 $  75.3
Nonperforming Loans (NPL) are loans where collection of interest or principal is doubtful, or generally when interest or principal payments are 90 days or more past due.
Dollars in millions
Specific reserves $10.5
USDA Guarantee $6.8

Construction & CRE by Type
(4) 97 5 93 RE Develop – Residential
(14) 242 13 228 Offices
100
16
5
6
6
8
11
13
17
$1,743
273
92
112
103
129
196
218
$   299
($ 35) $1,778 Total
(11) 284 Miscellaneous
(4) 96 Healthcare/Education
102 Flex/Mixed Use
(1) 104 RE Develop – CL
3 126 Manuf/Industrial/Warehouse
43 153 Hotels
(44) 262 Residential Rental Properties
($13) $   312 Retail/Strip Malls
Change
Type
18
Dollars in millions
Sept. 30,
2010
% of Total
Sept. 30,
2009
10

Construction & CRE – NPL by Type
8 5.35 5.0 RE Develop – Residential
5 1.33 3.0 Offices
7 1.29 $  3.9 Retail/Strip Malls
100 3.41 $59.4 Total
26 5.64 15.4 Miscellaneous
7 4.31 4.0 Healthcare/Education
5 2.84 3.1 Flex/Mixed Use
15 8.90 9.1 RE Develop – CL
1 0.43 0.6 Manuf/Industrial/Warehouse
4 1.31 2.6 Hotels
22 5.79 12.7 Residential Rental Properties
% of
Total NPL Type % NPL
Sept. 30,
2010

Dollars in millions

Construction & CRE by Location
1 30 2 31 Southwest Region
10 12 1 22 West Virginia
- 13 1 13 Western Region
- 12 1 12 Mid-Atlantic Region
100
1
1
3
1
4
6
79
$1,743
11
24
55
20
70
102
$1,383
($35) $1,778 Total
- 11 New England
- 24 Midwest Region
6 49 Southeast Region
7 13 Tennessee
(4) 74 Ohio
90 New York
($67) $1,450 Pennsylvania
Change Location
20
Dollars in millions
Sept. 30,
2009
% of
Total
Sept. 30,
2010
12

Construction & CRE – NPL by Location
2 4.60 1.4 Southwest Region
- - - West Virginia
78 3.31 $45.7 Pennsylvania
13 71.87 8.0 New England
100 3.41 $59.4 Total
- - - Mid-Atlantic Region
- - - Western Region
- - - Midwest Region
4.48 2.5 Southeast Region
- - - Tennessee
- - - Ohio
3 1.77 1.8 New York
% of
Total NPL Location % NPL
Sept. 30,
2010

Dollars in millions
4

Securities
$301
23
11
73
49
45
$100
Third
Quarter
2010
13 11 Equities
2010 2009
Second
Quarter
Third
Quarter
Agencies $124 $123
Agency CMO 50 65
Agency MBS 54 67
Municipals 78 99
FHLB Stock 23 23
Total   $340 $390
All securities are classified as available-for sale
Dollars in millions

Deposits
Dollars in millions
921 845 823 Certificates of Deposit < $100K
732 743 746 Savings
2010 2010 2009
Third
Quarter
Second
Quarter
Third
Quarter
Noninterest-bearing Demand $ 744 $ 733 $ 674
Interest-bearing Demand 277 260 241
Money Market 247 251 239
Certificates Of Deposit > $100K 468 465 473
Total   $3,305 $3,297 $3,280

Borrowings
Dollars in millions
70 70 70 Subordinated Debt
2010 2010 2009
Third
Quarter
Second
Quarter
Third
Quarter
Repos and FFP $   48 $   44 $  61
Short-term Borrowings - 52 83
Long-term Borrowings 30 40 96
Trust Preferred 21 21 21
Total   $169 $227 $331

Capital
Sept. 30
2010
June 30
2010
Sept. 30
2009
Well-
Capitalized
Leverage
*
10.92% 10.64% 9.92% 5.00%
Tier 1 – Risk-Based Capital
*
12.97 12.52 11.57 6.00
Total – Risk-Based Capital
*
16.35 15.87 14.86 10.00
Tangible Common Equity /
Tangible Assets 7.53 7.23 6.48 NA
*
Includes CPP of $108.7 million

S&T Bancorp, Inc

THE S&T ROAD MAP:
Collaborating Around The Customer

OPERATIONS
MARKETS
DELIVERY CHANNELS
RISK MANAGEMENT
Brand
Brand
Brand
Brand
TRANSACTION
CREDIT
INSURANCE
INVESTMENT
Customer value proposition

26

S&T Strategy Map 27 One Customer at a Time Culture of Collaboration Integration Based on Customer Needs Market Composition Develop & Align Infrastructure Shareholder Value High Performance